UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 25, 2006

WASHINGTON TRUST BANCORP, INC.
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(Exact Name of Registrant as Specified in Charter)

Rhode Island	0-13091	05-0404671
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

23 Broad Street, Westerly, Rhode Island 02891
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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 348-1200

Former name or address, if changed from last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 25, 2006, Washington Trust Bancorp, Inc. (the “Company”) awarded Restricted Stock Units under the Washington Trust Bancorp, Inc. 1997 Equity Incentive Plan, as amended (the “1997 Plan”), and Restricted Stock Units under the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, as amended (the “2003 Plan”), to certain of its executive officers and non-employee directors as set forth below.

The following Restricted Stock Units were awarded under the 1997 Plan; vest on the earlier of (a) April 25, 2009 or (b) a Change in Control (as defined in the 1997 Plan) of the Company, provided that a pro-rata share will vest upon the employee’s retirement if earlier; and required no consideration to be paid by the recipient. The Company will pay phantom dividends on the date and in the amount of the dividend paid to shareholders of the Company’s common stock.

Name	Position	Award
John C. Warren	Chairman and Chief Executive Officer	1,150 Restricted Stock Units

A copy of the form of Restricted Stock Units Certificate under the 1997 Plan used in connection with such Restricted Stock Units grants was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 17, 2005.

The following Restricted Stock Units were awarded under the 2003 Plan; vest on the earlier of (a) April 25, 2009 or (b) a Change in Control (as defined in the 2003 Plan) of the Company, provided that a pro-rata share will vest upon the employee’s retirement if earlier; and required no consideration to be paid by the recipient. The Company will pay phantom dividends on the date and in the amount of the dividend paid to shareholders of the Company’s common stock.

Name	Position	Award
John C. Warren	Chairman and Chief Executive Officer	5,350 Restricted Stock Units
John F. Treanor	President and Chief Operating Officer	3,900 Restricted Stock Units

A copy of the form of Restricted Stock Units Certificate (for employees) under the 2003 Plan used in connection with such Restricted Stock Units grant is filed as Exhibit 10.2 hereto and is hereby incorporated by reference.

The following Restricted Stock Units were awarded under the 2003 Plan; vest on the earlier of (a) April 25, 2009, (b) retirement of the Director, or (c) a Change in Control (as defined in the 2003 Plan) of the Company; and required no consideration to be paid by the recipient. For these purposes, retirement is defined as the cessation of service as a Director as of the Annual Meeting of Shareholders date following the attainment of age 70.

Name	Position	Award
Gary P. Bennett	Director	500 Restricted Stock Units
Steven J. Crandall	Director	500 Restricted Stock Units
Larry J. Hirsch, Esq.	Director	500 Restricted Stock Units
Barry G. Hittner	Director	500 Restricted Stock Units
Katherine W. Hoxsie	Director	500 Restricted Stock Units
Mary E. Kennard, Esq.	Director	500 Restricted Stock Units
Edward M. Mazze, Ph.D.	Director	500 Restricted Stock Units
Kathleen McKeough	Director	500 Restricted Stock Units
Victor J. Orsinger II	Director	500 Restricted Stock Units
H. Douglas Randall, III	Director	500 Restricted Stock Units
Joyce O. Resnikoff	Director	500 Restricted Stock Units
Patrick J. Shanahan, Jr.	Director	500 Restricted Stock Units
James P. Sullivan, CPA	Director	500 Restricted Stock Units
Neil H. Thorp	Director	500 Restricted Stock Units

A copy of the form of Restricted Stock Units Certificate (for Directors) under the 2003 Plan used in connection with such Restricted Stock Units grants is filed as Exhibit 10.3 hereto and is hereby incorporated by reference.

In addition, the Company may grant various awards to executive officers and directors under the 2003 Plan.

A copy of the form of Restricted Stock Agreement under the 2003 Plan for employees is filed as Exhibit 10.4 hereto and is hereby incorporated by reference. A copy of the form of Restricted Stock Agreement under the 2003 Plan for members of the Board of Directors is filed as Exhibit 10.5 hereto and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Item
10.1	Form of Restricted Stock Units Certificate under the Washington Trust Bancorp, Inc. 1997 Equity Incentive Plan, as amended (employees) *

10.2	Form of Restricted Stock Units Certificate under the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, as amended (employees) **

10.3	Form of Restricted Stock Units Certificate under the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, as amended (members of the Board of Directors) **

10.4	Form of Restricted Stock Agreement under the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, as amended (employees) **

10.5	Form of Restricted Stock Agreement under the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, as amended (members of the Board of Directors) **

*	Incorporated by reference to the Current Report on From 8-K filed by Washington Trust Bancorp, Inc. with the Securities and Exchange Commission on June 17, 2005.
**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON TRUST BANCORP, INC.
Date: May 19, 2006	By:	/s/ John C. Warren
John C. Warren
Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Item
10.1	Form of Restricted Stock Units Certificate under the Washington Trust Bancorp, Inc. 1997 Equity Incentive Plan, as amended (employees) *

10.2	Form of Restricted Stock Units Certificate under the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, as amended (employees) **

10.3	Form of Restricted Stock Units Certificate under the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, as amended (members of the Board of Directors) **

10.4	Form of Restricted Stock Agreement under the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, as amended (employees) **

10.5	Form of Restricted Stock Agreement under the Washington Trust Bancorp, Inc. 2003 Stock Incentive Plan, as amended (members of the Board of Directors) **

*	Incorporated by reference to the Current Report on From 8-K filed by Washington Trust Bancorp, Inc. with the Securities and Exchange Commission on June 17, 2005.
**	Filed herewith.